UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  March 14, 2023

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 PLAZA DRIVE, 1ST FLOOR SECAUCUS, New Jersey	07094
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On March 13, 2023, Freshpet, Inc. (the “Company”), notified City National Bank ("CNB"), in its capacity as administrative agent under Freshpet's Sixth Amended and Restated Loan and Security Agreement, dated as of February 19, 2021, by and among the Company, as borrower, CNB, as the arranger and administrative agent, and the lenders party thereto (as amended, the “Credit Agreement”), of Freshpet's intent to terminate the Credit Agreement, with such termination to become effective as of March 15, 2023 (the “Termination Date”), in connection with the proposed offering of Notes (as defined below) described in Item 8.01 of this Current Report on Form 8-K.  The Company has no borrowings outstanding under the Credit Agreement as of the date of this Current Report on Form 8-K and will not have any borrowings outstanding as of the Termination Date.

Item 8.01.	Other Events.

On March 14, 2023, the Company issued a press release relating to its proposed offering of Convertible Senior Notes due 2028 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or the shares of the Company’s common stock, if any, issuable upon conversion of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: March 14, 2023	By:	/s/ Todd Cunfer
Name: Todd Cunfer
Title: Chief Financial Officer